EXHIBIT 32

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

I, Jane T. Elfers, Chief Executive Officer and President of The Children’s Place Retail Stores, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.                 The Quarterly Report of the Company on Form 10-Q for the quarter ended April 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                 The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 6th day of June, 2011.

By:	/S/ JANE T. ELFERS
Chief Executive Officer and President
(A Principal Executive Officer)

I, Bernard L. McCracken, Interim Principal Accounting Officer and Corporate Controller of The Children’s Place Retail Stores, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.                 The Quarterly Report of the Company on Form 10-Q for the quarter ended April 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                 The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 6th day of June, 2011.

By:	/S/ BERNARD L. MCCRACKEN
Vice President, Corporate Controller
(A Principal Accounting Officer)

I, John E. Taylor, Interim Principal Financial Officer and Vice President, Finance of The Children’s Place Retail Stores, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.                 The Quarterly Report of the Company on Form 10-Q for the quarter ended April 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                 The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 6th day of June, 2011.

By:	/S/ JOHN E. TAYLOR
Vice President, Finance
(A Principal Financial Officer)

This certification accompanies the Quarterly Report on Form 10-Q of The Children’s Place Retail Stores, Inc. for the quarter ended April 30, 2011 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original copy of this written statement required by Section 906 of the Sarbanes Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission and its staff upon request.